EXHIBIT 10.39


                       MASTER ACCOUNTS RECEIVABLE PURCHASE
                                       AND
                               SECURITY AGREEMENT

This Master Accounts Receivable Purchase and Security Agreement (the "Agreement"), effective July 3, 2003 (the "Effective Date") is entered into by and between ONESOURCE TECHNOLOGIES, INC., a Delaware Corporation (hereinafter "Client") and New Horizon Capital, LLC, an Arizona limited liability company (hereinafter "NHC"). The parties agree as follows:

                              PURPOSE OF AGREEMENT

     Client desires to obtain financing by selling and assigning to NHC acceptable accounts receivable. The purpose of this financing is commercial in nature, and not for household, family, or personal use.

                                    AGREEMENT

1. Definitions: The capitalized terms used in this Agreement but not otherwise defined shall be defined as follows:

     1.1 "Account" means any and all accounts as defined in the Uniform Commercial Code, and all rights to payment, proceeds or distributions under any contract, of Client, presently existing or hereafter created, and all proceeds thereof.

     1.2 "Account Debtor" means any party responsible or obligated for payment of any Account.

     1.3 "Account Debtor Dispute" means any claim by an Account Debtor against Client, of any kind whatsoever, that reduces or potentially reduces in any way the amount collectible from an Account Debtor by NHC.

     1.4 "Acceptable Account" means an Account which is evidenced by a current invoice, any extensions or modifications thereof, and any other supporting documentation requested by and submitted to NHC in a form acceptable to NHC from time to time in its sole discretion.

     1.5 "Advance" shall be the amount paid to Client by NHC for Acceptable Accounts pursuant to the Advance Rate as set forth on Schedule A, or such other amount as determined by NHC with respect to particular Acceptable Accounts from time to time in its sole discretion.

     1.6 "Advance Rate" shall mean the percentage of the face (gross) amount of any Account purchased by NHC. The "Advance Rate" is set forth on Schedule A.

     1.7 "Base Certificate" shall mean the form of assignment document required by NHC from time to time by which Client transfers Acceptable Accounts to NHC.

     1.8 "Charge-back" refers to the procedure whereby a Client purchases an Account back from NHC pursuant to the recourse obligations of Client under this Agreement or to any other provisions of this Agreement.

     1.9 "Collateral" refers collectively to Client's rights in any of the following, and to any other collateral or security for the obligations of Client under this Agreement, existing now or hereafter created, and all products or proceeds thereof, accessions to, replacements of, insurance or condemnation proceeds of, and documents covering any of the following:

          a. All inventory as defined in the Uniform Commercial Code, wherever located, of every nature used, consumed or to be used in Client's business, all packaging and shipping materials, and all other goods customarily or for accounting purposes classified as inventory, of Client ("Inventory").
          b.   All Accounts (as defined in 1.1 above).


                                                                        --------
                                                                        Initials

          c. Any and all general intangibles of Client, presently existing or hereafter arising, including general intangibles as defined in the Uniform Commercial Code and all patents, patents pending, know-how, trademarks, trade names, trade secrets, customer lists and any other intellectual property rights or any kind.
          d. All balances, reserves, deposits, debts or any other amounts or obligations of NHC owing to Client, including, without limitation, any rebates, the Reserve, and any other amounts owing pursuant to this Agreement.
          e. All equipment and goods as defined in the Uniform Commercial Code, including computer software, furniture and fixtures, all motor vehicles, including all tires, accessories, spare and repair parts, and tools, wherever located (collectively, the "Equipment").
          f. All cash on hand and in banks or financial institutions, cash equivalents, and marketable securities. g. All business records.

     1.10 "Credit Problem" means NHC has determined that an Account Debtor has demonstrated that it is unable or unwilling to pay an Account or any portion of an Account in accordance with the terms of this Agreement or the terms of the Account.

     1.11 "Event of Default" shall mean any default of Client under this Agreement, including the events specified in Paragraph 25 below.

     1.12 "Person" shall mean an individual, corporation, partnership, trust, or any other legal entity.

     1.13 "Rebate" shall mean the amount, if any, paid to Client out of the Reserve with respect to an Acceptable Account pursuant to Paragraph 6 below.

     1.14 "Reserve" shall mean the Reserve described in Paragraph 6, below.

     1.15 "Schedule of Accounts" shall mean the form of assignment document required by NHC from time to time by which Client transfers Acceptable Accounts to NHC.

2. Warranties and Covenants By Client. As an inducement for NHC to enter into this Agreement, and with full knowledge that the truth and accuracy of the statements, representations and warranties in this Agreement are being relied upon by NHC and are a material inducement to NHC entering into this Agreement, Client represents, warrants and the covenants that:

     2.1 Client is a Corporation formed under the laws of the State of Delaware, Client is duly qualified to do business in each jurisdiction where the conduct of its business requires such qualification. Client has all necessary licenses and other certificates or permits required for the conduct of its business and all such necessary licenses and other certificates or permits are current and will be maintained at all times. Client has and shall maintain the full power and authority to conduct the business in which it engages and to enter into and perform its obligations under this Agreement, and Client's trade name(s) has been properly filed and published as required by applicable law.

     2.2 Client has made and shall continue to make timely payment on deposit of any and all taxes required to be deducted and withheld by Client from the wages of any employee of Client. Any known delinquencies have been and any future delinquencies will be disclosed to NHC.

     2.3 All financial records, statements, books or other documents of the Client or any guarantor provided to NHC by Client or any guarantor at anytime, either before or after the signing of this Agreement, are prepared in accordance with GAAP with the exception of full disclosures as required under GAAP, are true and accurate, and fairly reflect the actual financial condition and operation of the Client or guarantor as of the date thereof and the results of operations for the period or periods covered thereby. Since the date of such financial statements, there has been no material adverse change in the financial condition of Client or any such guarantor. Client agrees to submit financial statements of Client to NHC and Client shall cause any such guarantor to submit financial statements of such guarantor to NHC as may be requested by NHC, all such financial statements to be prepared in a form and from a firm acceptable to NHC.

                                                                         -------
                                                                         Initals

     2.4 The execution, delivery and performance by Client of this Agreement have been duly authorized by all necessary action on the part of Client, and are not inconsistent with any Articles of Incorporation, By-Laws, Operating Agreement, Articles of Organization, Articles of Partnership, Partnership Agreement, or other organizational document of Client, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Client is a party or by which it is bound, and upon execution and delivery hereof, this Agreement will constitute a legal, valid and binding agreement and obligation of Client, enforceable in accordance with its terms.

     2.5 Client shall conduct its business in a lawful manner and in compliance with all applicable federal, state, and local laws, ordinances, rules, regulations, and orders and shall pay when due all lawfully imposed taxes upon its property, business and income.

     2.6 To the best of Client's information and knowledge, each Account Debtor's business owing an Acceptable Account operates profitably.

     2.7 Client is, at the time of purchase of an Account by NHC, the lawful owner of and has good, undisputed and marketable title free and clear from encumbrance to such Accounts except for the lien of NHC hereunder. To the best knowledge of Client, there are no defenses or setoffs to payment of the Account which can be asserted by way of a defense or counterclaim against Client or NHC.

     2.8 Each Account offered for sale to NHC is an accurate and undisputed statement of indebtedness by Account Debtor to Client for a certain sum which is due and payable in terms as set forth on the face of the invoice, or within such time as is agreed to in writing by NHC and Client and constitutes an accurate statement of a bona fide sale, delivery and acceptance of merchandise or performance of service by Client to Account Debtor. Any services performed or goods sold which give rise to the Account have been rendered or sold in compliance with all applicable laws, ordinances, rules and regulations and were performed in the ordinary course of Client's business.

     2.9 Client does not own, control or exercise dominion over, or have any ownership in or affiliation with, in any way whatsoever to any Account Debtor connected with any Account sold to NHC.

     2.10 To the best knowledge of Client, no proceeding has been commenced or petition filed under any bankruptcy or insolvency law by or against the Account Debtor; no receiver, trustee or custodian has been appointed for any part of the property of the Account Debtor; and no property of the Account Debtor has been assigned for the benefit of creditors.

     2.11 Client will not have Accounts funded or assign any Account except to NHC for the period of this Agreement, and/or for as long as any indebtedness whatsoever remains owing by Client to NHC.

     2.12 Client has not transferred, pledged or granted a security interest in Client's Accounts or any other Collateral to any other party which Client has not fully disclosed in writing to NHC prior to the signing of this Agreement, and Client will not transfer, pledge or grant a security interest to any other party in the Accounts or the Collateral other than the Equipment for the term of this Agreement and for as long as Client is indebted to NHC hereunder.

     2.13 Client will not change or modify the terms or conditions contained in the invoice delivered to NHC unless NHC first consents to such change in writing.

     2.14 Client shall not consent to the placement of any lien, security interest or encumbrance upon the Collateral, except with respect to Equipment or otherwise upon prior written consent from NHC. Assuming Client is not in default and no significant financial deterioration in NHC's sole discretion has occurred since execution of this Agreement, NHC will subordinate its interest in equipment. Client shall immediately provide written notice to NHC, no less than 48 hours of Client obtaining any knowledge, from any source, of the filing, recording or perfection by any means, of any non-consensual lien, claim or encumbrance against the aforementioned property of Client.

                                                                         -------
                                                                         Initals

     2.15 Client will maintain such insurance covering Client's business and/or the Collateral against theft, loss, and other risks as is customary for Client's business and as requested by NHC from time to time, to the full insurable value thereof and, at the request of NHC, name NHC as co-insured and loss payee of such insurance. Proceeds from such insurance shall be payable to NHC as its interest may appear and such policies shall provide for a minimum thirty days written cancellation notice to NHC. Client shall provide NHC a Certificate of Insurance evidencing any such insurance coverage, and copies of any policies, as obtained or modified from time to time.

     2.16 The Client's place of business or, if Client has more than one place of business, the location of its chief executive office is 7419 E. Helm Drive, Scottsdale, AZ 85260 and will not be moved therefrom without at least thirty (30) days prior written notice to NHC. Client will notify NHC with at least thirty (30) days prior written notice if Client has or intends to acquire any additional place(s) of business and prior to any change in any of Client's principals, officers, or owners.

     2.17 All records of Client pertaining to Accounts sold to NHC shall be kept and stored at 7419 E. Helm Drive, Scottsdale, AZ 85260 and will not be moved therefrom without at least thirty (30) days prior written notice to NHC.

     2.18 Client will promptly notify NHC in writing of any proposed change of Client's name, identity, legal entity, legal structure, use of additional trade name(s), or ownership change involving more than 10% of the current ownership of the business. Client will not cause any of the foregoing changes to occur without NHC's prior written consent.

     2.19 During the term of the Agreement, Client will make no loans to or repay principal or interest on any loans made to it either prior to or subsequent to the signing of this Agreement by any of its officers, directors, stockholders, affiliates or their family members nor repurchase any assets or ownership interests of the Client or any affiliated entities except as mutually agreed to by Client and NHC.

     2.20 Client will at all times keep accurate and complete records relating to its Accounts. NHC and its representatives shall have the right at any reasonable time to enter any premises where any such records or any other items of Collateral are located to inspect, audit, check, copy and make extracts from any records or other data relating to said Accounts or any other item of Collateral or to any other transactions between NHC and Client. Reasonable out of pocket expenses to conduct such audits or inspections will be the responsibility of the Client.

     2.21 This Agreement, the financial statements referred to herein, and all other statements furnished by Client to NHC in connection herewith contain no untrue statement of a material fact and omit no material fact, other than disclosures required under GAAP, necessary to make the statements contained therein or herein not misleading. Client represents and warrants that it has not failed to disclose in writing to NHC any fact that materially and adversely affects, or is reasonably likely to materially and adversely affect, Client's business, operations, properties, prospects, profits, condition (financial or otherwise), or ability to perform this Agreement.

     2.22 Client agrees to execute any documents and to perform such other acts reasonably requested by NHC and gives NHC Power of Attorney to perfect or enforce the rights and interests of NHC.

     2.23 Client has no tax claims which have not been resolved with federal, state or local tax authorities, nor are there any existing tax liens against either the Client or Its principle property, other than as disclosed in writing to NHC prior to the date of this agreement. In the event that any tax claim or lien of any nature or any taxing authority is made against the Client or Its property, the Client will immediately notify NHC in writing of said claim or lien. By the end of each calendar month, Client will furnish NHC proof reasonably satisfactory to NHC of payment and/or compliance with all federal, state and/or local tax requirements of the prior month. Client will promptly (but in no event later than 5 business after Client is made aware of same) notify NHC of any attachment, tax assessment or other legal process against Client or any of Client's Account Debtors.

3. Funding of Accounts. NHC may purchase from Client, in NHC's sole discretion, such Acceptable Accounts as Client may submit to NHC, subject to the terms and conditions of this Agreement.

                                                                         -------
                                                                         Initals

4. Assignment. Client hereby assigns all of its Accounts to NHC. Client shall further from time to time sell, transfer and assign Acceptable Accounts to NHC and said Acceptable Accounts shall be identified by separate and subsequent written assignments on a form to be provided to Client by NHC known either as a "Base Certificate" or a "Schedule of Accounts" in the form attached hereto as Exhibit A.

5. Purchase Terms. The maximum advance for each Acceptable Account purchased shall be the gross amount of each Acceptable Account multiplied by the Advance Rate described on Schedule A, attached hereto and made a part hereof

6. Reserve. Unless otherwise agreed to by NHC, as payments are received on an Account, NHC will reserve and withhold an amount equal to the gross amount received from the Account Debtor for that Account minus the amount of the Advance for that Account (the "Reserve"). Said Reserve will be held by NHC and applied by NHC against all charge-backs, fees and interest as set forth on Schedule A, or any obligations of Client to NHC (including legal fees and other collection and administrative charges, wire transfer fees, UPS and other mail and freight charges, and any other advances or expenses required before an Account can be collected) known or anticipated, and said Reserve account is not due and payable to Client until any and all such obligations are fully paid and/or satisfied. In addition to the foregoing fees, NHC may charge Client fees and interest as set forth on Schedule A and the minimum amounts to be charged, if any, with respect to any of the foregoing fees is also set forth on Schedule
A. Once an Acceptable Account is paid in full, NHC may pay a portion of the Reserve to Client from time to time (a "Rebate"). Rebates, if any, from the Reserve account will typically be paid on a weekly basis, or at such other times and amounts determined by NHC in its sole discretion from time to time. Client agrees to immediately pay NHC any amounts otherwise deductible against the Reserve in the event funds are insufficient in the Reserve to make such payments. Client grants to NHC a first priority security interest in this Reserve account as part of the Collateral pledged herein.

7. Other Purchase Terms. NHC reserves the right to modify the qualifications of an Acceptable Account and to modify and establish Advance Rates on specific Accounts, and/or on all Acceptable Accounts purchased pursuant to this Agreement from time to time, as market conditions, rates, and credit risks warrant.

8. Required Forms. From time to time, Client agrees to submit a Base Certificate or Schedule of Accounts to NHC, in format provided by NHC, requesting funding of an Acceptable Account(s). The request shall be accompanied by an exact copy of the original invoice(s) sent to the debtor and will include the purchase order number or other debtor order reference as required by debtor, payment terms, product or service sold, invoice date, a bill of lading or other proof of delivery or completion of services, a contract or purchase order, all in form satisfactory to NHC in its sole discretion. Client will provide other order and billing backup at the request of NHC from time-to-time. Client authorizes NHC in its sole discretion to dispose of any documents, Schedules, Base Certificates, invoices or other papers delivered to NHC in connection with this Agreement at any time after the Account has been paid in full.

9. Notification. NHC shall notify all Account Debtors of Client to make payments directly to NHC on the notice form attached hereto as Exhibit B. In the event of default by Client, NHC, at its sole discretion, may notify all Account Debtors of Client to make payments directly to NHC on the notice form attached hereto as Exhibit C.

10. Security Interest/Collateral. As a further inducement for NHC to enter into this Agreement, Client gives and grants to NHC, as collateral for the repayment of any and all obligations and liabilities whatsoever of Client to NHC, a first priority security interest in the Collateral as defined in Paragraph 1.9 above.

As further Collateral for the obligations of Client to NHC, this Agreement is secured by a Deed of Trust to____N/A__________________ as Trustee, on that certain real property known as_________N/A______________________________________________________. (Describe
Deed of Trust Documents, if any.)

11. Recourse and Charge-Back. NHC will have recourse against Client when an Account is not paid when due by Account Debtor and for any other default, including but not limited to, the situations enumerated below:

     11.1 If the Client has breached any material statement, representations, warranty or promise in this Agreement with regard to the unpaid Account.

     11.2 If Client has contributed to, or aggravated Account Debtor's Credit Problem or Account Debtor's ability to pay.
                                                                        --------
                                                                        Initials

     11.3 If Client and Account Debtor are involved in a dispute of any kind, regardless of validity and Client does not settle the dispute with Account Debtor within 30 days.

     11.4 If Account Debtor asserts a claim of loss or offset of any kind against Client or NHC.

     11.5 All invoices purchased by NHC which, unless otherwise agreed to in writing by NHC, remain uncollected after ninety (90) days of the invoice date, shall be repurchased by Client. The repurchase price shall be the total gross amount of invoice(s). Should Client fail to repurchase each uncollected invoice on the 91st day, NHC will charge an additional fee of two percent (2%) of the amount of such uncollected invoices for each thirty day period such Account(s) remain uncollected in addition to the fees established in Schedule A and, NHC may apply any and all amounts due Client held by NHC, including Reserves, to such fees and charge-backs or NHC may seek recovery through any other remedies legally available to it.

     11.6 Mistaken, incorrect and/or erroneous invoicing submitted by Client to NHC may, at NHC's sole discretion, be deemed a disputed invoice and be charged back to Client.

     11.7 In the event an Account Debtor suspends business, requests a general extension of time within which to pay its debts or makes an assignment for the benefit of creditors, or if a petition in bankruptcy for liquidation or reorganization under the Bankruptcy Code (as defined below), or a similar petition under state law is filed by or with respect to Account Debtor, a creditor's committee is appointed with respect to an Account, or if any event occurs amounting to a general business failure of Account Debtor.

In addition to NHC's right to deduct charged-back Accounts from the Reserve and any other rights NHC may have, Client agrees to pay the amount of any charged-back Account immediately upon demand of NHC.

12. Statement of Charge-Back. NHC shall identify in writing all charge-backs and provide to Client written statement thereof. Said statement shall be deemed valid and correct except for any errors of which Client shall have notified NHC in writing within ten (10) days after the date of receipt by Client of such charge-back statement.

13. Notice and Settlement of Dispute. Client will immediately notify NHC of any disputes between Account Debtor and Client. Upon an Event of Default, NHC may settle any dispute with an Account Debtor. Such settlement does not relieve Client of the final responsibility for such Account(s).

14. Payments are Property of NHC. Unless otherwise agreed to in writing by NHC, all payments on Accounts of Client, whether or not purchased by NHC, shall be collected by and paid through NHC. Any payments received by Client on any Accounts shall be the sole property of NHC and Client agrees to immediately remit to NHC any payment instrument received from an Account Debtor. Client will hold in trust and safekeeping, as the property of NHC, and will immediately deliver to NHC the identical check or other form of payment received by Client, whenever any payment on any Account of Client comes into Client's possession. Should Client come into possession of a check comprising payments owing to both Client and NHC, Client shall deliver immediately said check to NHC. NHC will refund Client's portion to Client in the normal course of business. The receipt of any check or other items of payment from Account Debtors or Client shall not be considered a payment on account until the funds from such check or other item of payment have cleared, generally two business days, and are received in NHC's bank account. Should Client intercept any payment on any Account and deposit checks into Client's bank account, any and all collection and/or legal fees associated with the collection of the same will be charged back to Client in addition to any other remedies NHC may have.

15. True Sale; Consent to Relief from Automatic Stay

     15.1 Client and NHC expressly acknowledge and agree that it is the intent of each of them that each purchase of Accounts by NHC under the terms of this Agreement shall constitute a true sale of such Accounts and not merely a secured financing.

     15.2 Client agrees that if it shall (i) file with a United States Bankruptcy Court of competent jurisdiction or be the subject of any petition under the Bankruptcy Code, (ii) be the subject of any order for relief issued under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to


                                                                         -------
                                                                         Initals
          bankruptcy, insolvency, assignment for benefit of creditors, or other relief, (iv) seek, consent to, or acquiesce in the appointment of any trustee, receiver, conservator or liquidator, or (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed by or against Client for any realization, arrangement, composition, readjustment, liquidation, dissolution, assignment for benefit of creditors or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for Client, NHC shall thereupon be entitled to immediate relief from any automatic stay imposed by the Bankruptcy Code, or from any other stay or suspension of remedies imposed in any other manner with respect to the exercise of the rights and remedies otherwise available to NHC under this Agreement, any related agreement or under applicable law relating to the Accounts purchased by NHC from Client. Client hereby acknowledges and stipulates that relief from the automatic stay (or any such other provision of law having a similar effect) with respect to Accounts purchased by NHC is in the Client's best interest in that continued collection of said Accounts by NHC shall operate to reduce the Client's indebtedness and obligations to NHC. Client further stipulates, acknowledges, and reaffirms that said Accounts do not constitute property of a "debtor's estate" as that term is defined under the Bankruptcy Code (and do not constitute property of Client for purposes of any other federal or state law relating to bankruptcy, insolvency, assignment for the benefit of, or relief from, creditors) and that (subject to terms and provisions of this Agreement and any related agreements Client has no right, title, or interest in said Accounts. Client further stipulates, acknowledges and agrees that should NHC request the relief specified herein, Client shall not object to or oppose NHC from having immediate relief, subject to court approval (if necessary), from the automatic stay under Section 362 of the Bankruptcy Code (or any such other provision of law having a similar effect) or such other relief as set forth below, such relief being limited to modification of the stay (or such other relief as set forth below), (i) to permit NHC to collect all Accounts purchased by NHC from Client and apply the proceeds to the obligations, and (ii) to obtain Client's cooperation and assistance in collection and recovery of all amounts due on Accounts purchased by NHC from Client.

16. Maximum Permitted Earnings. To the extent that any interest, fees and charges (collectively "Earnings") payable hereunder and/or under any related agreement may be deemed to exceed (whether individually or in the aggregate) any maximum amount permitted by applicable law, the amount of all the Earnings shall be deemed at all times to have been equal to the maximum permitted amount, and any amount collected by NHC in excess of the maximum permitted amount shall be credited to payment of any other indebtedness or obligations owed by Client to NHC. In determining whether or not the Earnings paid or payable under any specific contingency exceed the maximum permitted amount, NHC and Client shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee or premium, rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of payments characterized as "interest" throughout the entire contemplated term of this Agreement so that the "interest" rate is uniform throughout such term. It is the express intent of the parties hereto that Client shall not pay, and NHC shall not receive, directly or indirectly, Earnings in excess of what may be lawfully paid by Client or received by NHC under applicable law.

17. Financial Records. In addition to the financial information delivered in accordance with this Agreement, Client will furnish NHC with additional financial statements and such other information as may be reasonably requested by NHC from time to time. The person or persons or accounting firm preparing such financial records, must be acceptable to NHC.

18. Settlement of Taxes and Levy. If Client does not commence negotiations within 30 days, NHC has the right, but not the obligation, to settle any tax matter or levy by paying the tax and levy out of any funds due Client under this Agreement, including, but not limited to, advances and reserves, in order to protect NHC's interests. Client hereby agrees to and hereby does appoint NHC as it's Attorney in Fact in negotiating with any governmental or taxing authority to settle and negotiate any tax claim. Client agrees to immediately sign any and all documents, Power of Attorney or other forms NHC may require to comply with the spirit of this clause. Any settlement NHC agrees to as Client's agent, is binding on Client and Client indemnifies NHC from any and all liability for NHC's actions as agent of Client. NHC may at its own discretion hire an outside party to settle the tax matter or levy (which party may or may not be relative to NHC) who may charge a fee for services. Said fee will be paid by Client, and can be paid by NHC, on Client's behalf, out of funds due Client or held in trust for Client.

19. No Pledge. Client will not pledge or in any way offer the credit of NHC to any person or business for any purpose whatsoever.


                                                                        --------
                                                                        Initials

20. Book Entry. Client will, immediately upon sale of any Accounts to NHC, make proper entries on its books and records disclosing the absolute sale of said Accounts to NHC.

21. Legal and Collection Fees. Except as is prohibited by law, Client shall pay to NHC all costs and expenses including, without limitation, attorney's fees and costs incurred by NHC in the prosecution or enforcement of any of NHC's rights, claims or causes of action which arise out of, relate to or pertain to this Agreement, including costs and fees incurred in collecting against any Account Debtor, and repay to NHC all monies expended in enforcement of this Agreement by NHC under the provisions hereof.

22. Power of Attorney. In order to carry out this Agreement and avoid unnecessary notification of Account Debtors, Client irrevocably appoints NHC or any person designated by NHC, its special attorney in fact, or agent, with power to:

     22.1 Strike out Client's address with respect to all Accounts mailed to Account Debtors and put NHC's address on all Accounts.

     22.2 Receive, open, and forward all mail addressed to Client, or to Client's fictitious trade name.

     22.3 Endorse the name of Client or Client's fictitious trade name on any checks or other evidences of payment that may come into the possession of NHC.

     22.4 Demand, sue for, collect, and give releases for any and all monies due or to become due on any of Client's Accounts.

     22.5 Compromise, prosecute, or defend any action, claim or proceeding as to any Accounts.

     22.6 Execute and file any financing statements or changes and amendments thereto, as applicable, on behalf of Client evidencing and perfecting the security interest granted by Client to NHC and renewing the security interest granted herein.

     22.7 Upon an occurrence of default, offer a trade discount to Client's Account Debtors exclusive of Client's normal business custom with said Account Debtor.

     22.8 Upon the occurrence of an Event of Default, execute any document in Client's name, and file any document or take any other action NHC deems appropriate to carry out its right under this Agreement.

The authority granted NHC herein shall remain in full force and effect until all assigned Accounts are paid in full and any and all indebtedness of Client to NHC is discharged.

23. Double Payments. Should NHC receive a double payment on an Account or other payment which is not identified, NHC shall carry these sums as open items and shall return them to said payer upon proper identification by payer. A written notice provided by Client requesting return of said payment shall suffice.

24. Maximum Accounts Receivable. The gross amount of Client's accounts receivable purchased by NHC and not yet paid by Account Debtor's shall not exceed the amount of the Maximum Accounts Receivable Line of Credit on Schedule A, as amended by NHC in its sole discretion.

25. Event of Default. Any one or more of the following shall be a default or Event of Default hereunder:

     25.1 Client or any guarantor fails to pay any indebtedness to NHC when due.

     25.2 Client or any guarantor breaches any term, condition, provision, covenant, warranty or representation under this Agreement, or under any other agreements or contracts with NHC.

     25.3 The appointment of any receiver or trustee of any portion of the assets of Client or guarantor.

                                                                        --------
                                                                        Initials

     25.4 Client becomes insolvent and unable to pay debts as they mature, makes a general assignment for the benefit of creditors, or voluntarily files under any bankruptcy or similar law or should any involuntary petition in bankruptcy be filed against Client.

     25.5 Any levies of attachment, executions, tax assessments, tax liens, or similar process are issued against the Collateral and not released within ten days thereof.

     25.6 Any financial statements, profit and loss statements, certificates, or schedules, or other statements furnished by Client or any guarantor to NHC prove false, incorrect or misleading in any material respect.

     25.7 Client does not promptly remit in kind to NHC any check or other full or partial payment of any Accounts assigned to NHC pursuant to this Agreement.

     25.8 Client is in default in any way whatsoever under any other agreement or contract or obligation for borrowed money or financial performance.

     25.9 Client fails to submit any compliance information required by NHC under this Agreement on a timely basis.

     25.10 Any item of Collateral is damaged, destroyed, or becomes missing.

     25.11 The guarantee of any guarantor is limited or withdrawn for any reason whatsoever.

     25.12 The Client ceases to conduct its normal business operations at any time as determined by NHC in its sole discretion.

26. Remedies After Default. In the event of any default, NHC may do any one or more of the following, which may be cumulative and are in addition to any other remedy NHC may otherwise have:

     26.1 Declare any indebtedness of Client due NHC, including any amount advanced to purchase Client Accounts, immediately due and payable.

     26.2 Notify any Account Debtors of Client of default and collect any Accounts without judicial process.

     26.3. Require Client to assemble all Collateral, including the records pertaining to all Client Accounts and make it available to NHC at a place designated by NHC.

     26.4. Enter the premises of Client and take possession of all Collateral, including the records pertaining to all Accounts.

     26.5 Grant extensions, compromise claims, and settle Accounts for less than face value, all without prior notice to Client. Any settlement, compromise, or extension does not relieve Client from final responsibility of payment of all obligations due under this Agreement.

     26.6 Use, in connection with any assembly or disposition of the Collateral, any trademark, trade name, trade style, copyright, patent right or technical process used or utilized by Client.

     26.7. Return any surplus realized to Client after deducting all costs, expenses and attorneys' fees incurred by NHC in resolving said default.

     26.8 Hold Client liable for any deficiency.

     26.9 Until the Event of Default is cured, NHC shall charge a monthly fee, in addition to the interest and fees due by Client on Schedule A, attached hereto and made a part hereof, in an amount up to 2% of the amount of the Maximum Accounts Receivable line of credit on Schedule A.

     26.10 Notify Account Debtors using the form of notice set forth on Exhibit
          C.

                                                                        --------
                                                                        Initials

     26.11 Charge for reasonable out of pocket expenses incurred on your behalf including, but not limited to, fax charges, delivery charges, long distance telephone charges, audit fees and expenses, credit reports, agency reports, verifications, filings and searches.

27. Term. The term of this Agreement shall be as stated in Schedule A unless sooner terminated under Paragraph 28 below. The initial term and any successor terms of this Agreement shall automatically renew in increments as stated on Schedule A unless either party notifies the other of its intention to not renew this Agreement in writing at least thirty (30) days prior to the expiration date of the then-current term of the Agreement. The initial term and any successor terms shall collectively be referred to as the "Term" of the Agreement.

28. Termination. This Agreement may be terminated at any time with or without cause by either party to the Agreement upon advance written notice to the other party. In the event Client terminates Agreement prior to the Term of Agreement, Client shall provide thirty (30) days advance written notice and Client agrees to pay a fee equal to 2% of the Maximum Accounts Receivable Line of Credit on Schedule A, as amended, for each month, or portion thereof, prior to expiration of the remainder Term of this Agreement, however, no termination fees shall apply if traditional commercial bank financing or equity capital is obtained. Upon termination, Client shall be liable to NHC for the full and prompt payment of the full amount of any purchased Accounts which are then outstanding and unpaid, disputed or undisputed, as well as any other indebtedness owed to NHC whatsoever. NHC shall retain a security interest in the Collateral after termination of this Agreement until any and all indebtedness of Client to NHC is paid in full. Once NHC has been paid in full, Client and NHC mutually agree that NHC shall release any security held for the performance by Client of its obligations hereunder and shall re-assign to Client any Account which was sold to NHC but not paid in full while owned by NHC.

29. Binding on Future Parties. This Agreement inures to the benefit of and is binding upon the heirs, executors, administrators, successors and permitted assigns of the parties hereto.

30. Guarantees. NHC shall require such Guarantee or Guarantees from Client's principals, parent or affiliated companies or others as determined by NHC as a condition precedent to its execution of this Agreement. All such guaranties shall be in the form attached as Exhibit D. The personal or business financial statements supplied to NHC in connection with such Guarantees are a material inducement to NHC's decision to enter into this Agreement. In the sole discretion of NHC, validity guarantees may be required from principals of widely held or publicly held corporations.

31. Cumulative Rights. All rights, remedies and powers granted to NHC in this Agreement, or in any note or other agreement given by Client to NHC, are cumulative and may be exercised singularly or concurrently with such other rights that NHC may have. These rights may be exercised from time to time as to all or any part of the pledged Collateral as NHC in its discretion may determine.

32. Written Waiver. NHC may not waive its rights and remedies unless the waiver is in writing and signed by NHC. A waiver by NHC of a right or remedy under this Agreement on one occasion is not a waiver of the right or remedy on any subsequent occasion.

33. Governing Law & Venue. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Arizona without reference to choice of law principles. The sole and only proper venue for any action under this Agreement shall be Maricopa County, Arizona and each of the parties consents to exclusive jurisdiction and venue for such purposes.

34. Invalid Provisions. If any provision of this Agreement shall be declared illegal, invalid or contrary to law, it is agreed that such provision shall be disregarded and this Agreement shall continue in full force and effect as though such provision had not been incorporated herein.

35. Entire Agreement. This Agreement, together with all exhibits, Schedules and attachments hereto contains the entire agreement between the parties. Any addendum or modification hereto will be signed by both parties and attached hereto.

36. Indemnification. Client agrees to pay, protect, indemnify and hold harmless NHC and its affiliated entities, and each of their respective officers, directors, shareholders, members, partners, employees and agents (an "Indemnified Party") for, from and against any and all liability, loss, claim, demand, penalty, judgment, award, order, and damage, including attorney fees, legal expenses, costs of suit, other expenses and interest which an Indemnified Party may incur as a result of an Indemnified Party defending such claims

                                                                        --------
                                                                        Initials
arising from or relating in any manner to the purchase of Accounts, this Agreement, the failure of Client to pay withholding taxes due and payable to any taxing authority and as a result of the operation of any of the terms, conditions and covenants of this Agreement, or the results therefrom. NHC shall have sole and complete control of the defense of any such claims and is hereby given authority to settle or otherwise compromise any such claims as NHC, in good faith, determines shall be in its best interest. Client shall pay, protect, indemnify, defend and hold an Indemnified Party harmless for, from and against any and all liabilities, losses, claims, demands, penalties, judgments, awards, orders and damages of any kind whatsoever arising out NHC's collecting or attempting to collect any Accounts except where NHC suffers damages, costs or other actions as a result of its own gross negligence.

37. No Third Party Beneficiary. Except as provided in Paragraph 36 above, this Agreement is made for the sole and exclusive benefit of NHC and Client and is not intended to benefit any third party. No such third party may claim any right or benefit or seek to enforce any term or provision of this Agreement.

38. Notices. All notices hereunder shall be in writing and may be mailed, postage prepaid, addressed as follows:

To NHC:                                   To Client:
       New Horizon Capital, LLC                     ONESOURCE TECHNOLOGIES, INC.
       3260 North Hayden Road, Ste. 214             7419 E. Helm Drive
       Scottsdale, Arizona 85251                    Scottsdale, AZ 85260


     Any notice so mailed shall be deemed given three (3) days after mailing. Any notice otherwise delivered shall be deemed given when received by the addressee.

39. Survival of Representations, Warranties and Covenants. All agreements, representations, warranties and covenants made herein by Client shall survive the execution and delivery of this Agreement and any bankruptcy proceedings involving Client and shall continue in effect so long as any obligation to NHC contemplated by this Agreement is outstanding and unpaid, notwithstanding any termination of this Agreement.

40. Assignability. This Agreement is not assignable or transferable by Client and any such purported assignment or transfer is void and shall constitute a material breach of this Agreement. This Agreement shall be binding upon the heirs and/or successors of Client. Client acknowledges and agrees that NHC may assign all or any portion of this Agreement, including, without limitation, assignment of the rights, benefits and remedies of NHC hereunder without any assignment of the duties, obligations or liabilities of NHC hereunder. For purposes of this provision an assignment shall be deemed to include any sale or transfer of equity of Client or any merger, consolidation or other corporate reorganization.

41. Additional Documents. Client hereby agrees to execute any and all additional documents as NHC may reasonably request to evidence or enforce its rights under the terms of this Agreement.

AGREED AND ACCEPTED:

NEW HORIZON CAPITAL, LLC                    ONESOURCE TECHNOLOGIES, INC.



By:  ___________________________            By:  ______________________________
Name:  Eric Atencio                         Name:  Michael Hirschey
Title:   Co-Managing Member                 Title:  CEO
Date: __________________________            Date: _____________________________





                                                                        --------
                                                                        Initials

                                   Schedule A
                                   ----------
          To Master Accounts Receivable Purchase and Security Agreement
          -------------------------------------------------------------
              Dated July 3, 2003 with ONESOURCE TECHNOLOGIES, INC.
              ----------------------------------------------------


Maximum Accounts Receivable Line of Credit: Three Hundred Fifty Thousand Dollars ($350,000.00) of gross face value of Acceptable Accounts.

Advance Rate: Up to 80 % of the gross face amount of any Acceptable Account purchased so long as no violation or default has occurred with respect to any terms, conditions or covenants contained in the Agreement. Individual Account Debtor advances may vary.

Recourse: Accounts which remain uncollected after 90 days from invoice date and as otherwise specified in Section 12 of the Agreement.

Term: The minimum term of the relationship shall be 6 months from the Effective Date of the Agreement. The relationship shall automatically renew in increments of 6 months unless otherwise terminated by the parties in accordance with the Agreement.

Origination/Renewal Fee: The origination/renewal fee shall be One Percent (1 %) of the Maximum Accounts Receivable Line of Credit. The origination fee shall be deducted from the initial funding. Renewal fees are charged at the time of renewal of each term and will be deducted from available Reserve.

Fees: The following fees and expenses shall be due and payable on all Acceptable Accounts funded by NHC:

     1. Collateral Monitoring Fee: One percent (1 %) of gross Accounts purchased by NHC for each (30) days or portion thereof that Accounts remain unpaid.

     2. Interest on Advances: Prime Rate (as published in the Wall Street Journal) plus Three percent (3%) on all outstanding advances made by NHC to purchase Accounts of Client. Rate adjusted monthly on the first business day of each month according to published changes in the Prime Lending Rate.

     The combined minimum Collateral Monitoring Fee and Interest on Advances earned and payable by Client for each month (or portion thereof) shall be $741.50 (based on prime rate of 4.25%, which may vary depending on published prime rate changes and minimum monthly usage of $50,000.00). All fees and operational expenses are payable from the Client's Reserve Account, proceeds of Accounts Receivable or in cash by Client unless otherwise determined by NHC.

Notification: All Account Debtors will be notified that Accounts have been assigned to NHC using a notice substantially similar to the Notice on Exhibit B. Each Invoice will bear a notation that it has been assigned to NHC.

Verification: NHC will verify invoices to determine, in part, whether or not the invoices qualify as Acceptable Accounts. In addition to the requested information in Paragraph 8 of the Agreement, NHC may, in its sole discretion, contact Account Debtors to verify the accuracy of invoices.


AGREED AND ACCEPTED:

NEW HORIZON CAPITAL, LLC                        ONESOURCE TECHNOLOGIES, INC.

By:      __________________________         By: ____________________________
Name:    Eric Atencio                       Name:   Michael Hirschey
Title:   Co-Managing Member                 Title:   CEO
Date:    __________________________         Date____________________________

                                    Exhibit A
                                    ---------
                              Schedule of Accounts

                                                            Schedule No. _______

This is to certify that the parties named below are indebted to the undersigned in the sums set opposite their respective names for merchandise sold and delivered or for work and labor done and accepted.

---------------------------- ------------ ------------------ ----------------------- ------------------------
        DEBTOR NAME           INV. NO.        INV. DATE               PO #               INVOICE AMOUNT
---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------

---------------------------- ------------ ------------------ ----------------------- ------------------------
For valuable consideration, receipt of which is hereby       TOTAL:
acknowledged, the undersigned hereby sells, assigns, sets    ----------------------- ------------------------
over and transfers to New Horizon Capital, LLC its           CASH PAYMENT
successors or assigns, all its right, title and interest     ----------------------- ------------------------
in and to the accounts above named, including all monies     CHECK #
due to or to become due thereon, all in accordance with      ----------------------- ------------------------
and pursuant to that certain Master Accounts Receivable      WIRE INFO
Purchase and Security Agreement now existing by and          ----------------------- ------------------------
between the undersigned and New Horizon Capital LLC, the
conditions, representations, warranties and agreements of
which are made part of this sale and assignment and
incorporated herein by reference.


Date                 Seller                   By
    ----------------       ------------------   -----------------------

                                    EXHIBIT B
                                    ---------
                            NEW HORIZON CAPITAL, LLC


Dear ______________:

In order to better facilitate our rapid growth and expansion, we have obtained a working capital credit facility secured by an assignment of accounts receivable through New Horizon Capital, LLC ("NHC"), an Arizona based commercial finance company.

Additionally, we have implemented improved procedures to facilitate payment processing. Effective immediately, please remit payment for all current and future invoices to us at the lock box address below:

                          ONESOURCE TECHNOLOGIES, INC.
                          C/O Wells Fargo Bank
                          P.O. Box 53097
                          Phoenix, AZ 85072

Any changes in the remittance address must be made in writing by NHC.

Please contact our office directly if you have any questions pertaining to orders or shipments. We appreciate your patronage and thank you for your cooperation in this regard.

Sincerely,

Michael Hirschey

CEO

Please acknowledge receipt of this notice by completing and faxing it to 480-970-0785.

Agreed and acknowledged by:

-------------------------------
Company Name

-------------------------------
Signature                Date

-------------------------------
Print Name               Title

                                    EXHIBIT C
                                    ---------
                            NEW HORIZON CAPITAL, LLC



TO:      _____________________________

RE:      Assignment of invoice(s) to New Horizon Capital, LLC. ("NHC")

Gentlemen:

ONESOURCE TECHNOLOGIES, INC., has sold and granted to New Horizon Capital, LLC ("NHC"), a security interest in certain of our accounts receivable. You may have been previously notified of this relationship.

As of this date, payment for the invoice(s) listed on the attached as well as all other invoices, will be made to New Horizon Capital, LLC at P.O. Box 53097, Phoenix, Arizona 85072. These instructions shall remain in effect until such time as you are notified in writing by NHC to the contrary.

Please acknowledge your receipt of the following invoice(s), verification of the information on the attached list, and that the amounts payable on the attached list are fully earned, due and payable and will be paid in full without any offset, counter claim or deduction whatsoever.

Thank you for your cooperation and assistance in this matter.

Very truly yours,



Michael Hirschey
CEO

FACSIMILE OR ORIGINAL-ALL PARTIES AGREE THAT A FACSIMILE OR OTHER COPY OF THIS DOCUMENT AND THE SIGNATURES HEREIN MAY BE USED FOR ANY PURPOSE IN LIEU OF THE ORIGINAL DOCUMENT.

Agreed, Acknowledged and Accepted by:

-------------------------------------------------------
Print Business Name

-------------------------------------------------------
Signature                                          Date

------------------------------------------------------
Print Name                        Print Title

                                    EXHIBIT D
                                    ---------
                         OFFICERS' VALIDITY CERTIFICATE


     This Officers' Validity Certificate ("Certificate") dated as of the 3rd day of July, 2003, is provided by each of the undersigned officers (each an "Officer" and collectively, the "Officers") of ONESOURCE TECHNOLOGIES, INC., a Delaware Corporation ("ONESOURCE"), to and for the benefit of New Horizon Capital, LLC., an Arizona Limited Liability Company ("NHC").

     WHEREAS: ONESOURCE has previously entered into that certain Master Accounts Receivable Purchase and Security Agreement with NHC dated as of the 3rd day of July, 2003 (the "Agreement"); and

     WHEREAS, in order for NHC to enter into the Agreement, the Officers of ONESOURCE are required to provide this Certificate to separately guaranty the validity of each and every invoice provided to NHC as collateral with respect to the Agreement; and

     WHEREAS, the Officers desire to obtain NHC financing under the terms and conditions contained in the Agreement;

     NOW THEREFORE: For good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby represent, warrant and guaranty as follows:

     1. Representation, Warranty and Guaranty of Officers. With respect to each invoice submitted to NHC for funding and granted as security under, and in connection with, the Agreement (each an "Invoice" and collectively, the "Invoices"), the Officers warrant, represent and guaranty that:

          a. Each Invoice represents the valid, actual, existing, and bona fide indebtedness of a customer named in such account, payable to ONESOURCE at the time of and in the manner set forth in the Invoice represented by such account, and constitutes an "Acceptable Account" (as defined in the Agreement).

          b. Each Invoice represents a bona fide sale of the kind, quality, and quantity of the goods or services described therein. The goods or services described in each Invoice have been actually delivered or have been completely performed and accepted by ONESOURCE's customers.

          c. There are currently, to the best of our knowledge, no disputes, offsets, counterclaims, deductions, conditions, or discounts of any kind against the amounts shown due on each invoice, and none of the goods described on such invoices has been sold on consignment or with any return privilege whatsoever except as expressly described in such Invoice or as otherwise disclosed to NHC.

          d. The Officers have determined that ONESOURCE has properly applied all payments from customers in connection with all Invoices under the best practices of Cambric.

          e. None of the Invoices assigned under and pursuant to the Agreement have been assigned or sold to any other person or corporation, and ONESOURCE will not assign, pledge, or otherwise hypothecate any Invoices covered by the Agreement during the term thereof without the prior, express, and written consent of NHC as required under the Agreement.

          f. The Officers have performed, satisfied and complied in all material respects with all covenants, agreements, obligations and conditions contained in, and required by the Agreement.


                                                                        --------
                                                                        Initials

     2. Agreement to Indemnify. Each of the undersigned Officers shall indemnify NHC in accordance with this Certificate against any liability and/or expenses (each as defined below) incurred by NHC for a breach of the representations, warranties and guaranties contained in Section 1 of this Certificate, provided, however, such liability and expenses are incurred due to the fraud, intentional misrepresentation, conversion, or misappropriation of payments from account debtors of an Officer or Officers, or any employee under the direct supervision of the Officers with responsibility for Invoices (hereafter, an "Indemnification Event").

          a. Expenses. The term "expenses" means reasonable expenses including, but not limited to, expenses of investigation and preparation and fees and disbursements of NHC's counsel, accountants and other experts.

          b. Liability. The term "liability" means the obligation incurred with respect to any Invoices factored pursuant to the Agreement that are not now or in the future in compliance with this Certificate.

     3. Advances of Expenses. In the event of any proceeding which may give NHC a claimed right of indemnification from the Officers of ONESOURCE pursuant to this Certificate, following written request to the Officers by NHC, the Officers shall pay to NHC an amount reasonably required to cover reasonable expenses incurred by NHC in a proceeding in advance of its final disposition upon (a) receipt by the Officers of (i) a written affirmation by NHC of NHC's attesting to its good faith belief that NHC reasonably believes that an Indemnification Event has occurred, and a description of the claims for amounts believed to be owed, and (ii) a written undertaking executed by or on behalf of NHC to repay the advance if it shall ultimately be determined in a proceeding that the Officer or Officers did not breach any warranty, representation or guaranty provided in this Certificate. If a request is made by NHC to the Officers for advancement of any expenses incurred in connection with any claim, suit or proceeding for which NHC has claimed indemnification under this Certificate, NHC shall furnish to the Officer satisfactory evidence as to the amount of such expenses.

     4. Notice to Officers. NHC shall notify the Officers in writing of any matter for which NHC intends to seek indemnification hereunder as soon as reasonably practicable following the recognition of claims by NHC, but in no event shall any claim or notice be deemed properly made after the applicable statute of limitations with respect to such claim has expired.

     5. Enforcement. The Officers acknowledge that NHC is relying upon this Certificate in furtherance of the undertakings provided for in the Agreement. If a claim for indemnification or advancement of expenses is not paid in full by the Officers within 30 days after a written claim has been received from NHC by the Officers, NHC may at any time bring suit against the Officers to recover the unpaid amount of the claim. If successful in whole or in part in such suit, NHC shall also be entitled to be paid all reasonable fees and expenses (including without limitation fees of counsel) in bringing and prosecuting such claim. The Court in such suit may order indemnification or the advancement of expenses as the Court deems proper (subject to any express limitation contained herein). Further, the Officers shall indemnify NHC from and against any and all expenses (including attorneys' fees) and, if requested by NHC, shall (within 10 business days of such request) advance such expenses to NHC, which are incurred by NHC in connection with any claim asserted against or suit brought by NHC for recovery hereunder.

     6.   Miscellaneous.

          a. Survival. The rights of NHC under this Certificate shall continue only so long as NHC has advances outstanding pursuant to the Agreement.

                                                                        --------
                                                                        Initials

          b. Governing Law. This Certificate shall be governed by the laws of the State of Arizona.

          c. Severability. If any provision of this Certificate shall be held to be prohibited by or invalid under applicable law, such provision shall be deemed amended to accomplished the objectives of the provision as originally written and to the fullest extent permitted by law and all other provisions shall remain in full force and effect.

          d. Amendment. No amendment, termination or cancellation of this Certificate shall be effective unless in writing signed by the Officers and NHC.

          e. Subrogation. In the event of payment under this Certificate the Company shall be subrogated to the extent of such payment to all of the rights of recovery of NHC, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable NHC effectively to bring suit to enforce such rights.

          f. Headings. The headings in this Certificate are for convenience only and are not to be considered in construing this Certificate.

          g. Counterparts. This Certificate may be executed in counterparts, all of which shall be deemed an original, and together shall constitute one document.

     IN WITNESS WHEREOF, each of the undersigned officers has executed this Officers' Certificate effective as of the 3rd day of July, 2003.

                                    ONESOURCE TECHNOLOGIES, INC.

                                    ----------------------------
                                    Michael Hirschey, CEO

                                    ----------------------------
                                    Len Ksobiech, Acting CFO



                                                                        --------
                                                                        Initials

                             SECRETARY'S CERTIFICATE
                             -----------------------
           AUTHORITY TO SELL AND/OR BORROW AGAINST ACCOUNTS RECEIVABLE


WHEREAS, ONESOURCE TECHNOLOGIES, INC. (the "Company") is or may be in need of additional operating funds; be it

RESOLVED, that the Company is hereby authorized to sell its accounts receivable to New Horizon Capital, LLC ("NHC") and/or borrow, from time to time, such sums as may be advisable or necessary for the proper operation of its business, said borrowing or sale to be upon such terms and conditions as the CEO of the Company may deem appropriate, and for such purpose the Company may sell, assign and pledge its accounts receivable investor, equipment and any other personal property as collateral security to NHC.

FURTHER RESOLVED, that the CEO of the Company, is hereby authorized to sign and deliver the Master Accounts Receivable Purchase and Security Agreement or any related documents to evidence the sale or pledge of such accounts receivable on behalf of the Company.

The undersigned hereby certifies that he/she is the duly elected and qualified Secretary and the custodian of the books and records of the Company duly formed pursuant to the laws of the State of Delaware, and that the foregoing is a true record of resolutions duly adopted at a meeting of the directors/stockholders of the Company and that said meeting was held in accordance with applicable State law and the Bylaws of the above-named corporation on _________, and that said resolution is now in full force and effect without modification or rescission.

IN WITNESS WHEREOF, I have executed my name as Secretary of the above-named Company this Third day of July, 2003.

A TRUE RECORD
ATTEST

                                    -------------------------------
                                    Secretary

                                    -------------------------------
                                    Print Name

                            NEW HORIZON CAPITAL, LLC

                                  AUTHORIZATION

This will be New Horizon Capital, LLCs authority to accept the signature(s) which appear herein below, on all Schedules, Base Certificates and Assignment(s) of Accounts, or in any other connection having to do with the Master Accounts Receivable Purchase and Security Agreement entered into between New Horizon Capital, LLC and the undersigned dated July 3, 2003.

Said authorized signatures are as follows:

1.       _____________________________ _____________________________________
         Signature                     Print/Type Name Title

2.       _____________________________ _____________________________________
         Signature                     Print/Type Name Title

3.       _____________________________ _____________________________________
         Signature                     Print/Type Name Title

4.       _____________________________ _____________________________________
         Signature                     Print/Type Name Title

5.       ____________________________ _____________________________________
         Signature                    Print/Type Name Title

6.       ____________________________ _____________________________________
         Signature                    Print/Type Name Title

Sincerely,

ONESOURCE TECHNOLOGIES, INC.

By:  __________________________
Name:  Michael Hirschey

Title:  CEO
Date: ________________________

                            NEW HORIZON CAPITAL, LLC

New Horizon Capital, LLC ("NHC") would like to take this opportunity to offer you several options with respect to the method of funding Advances and related Reserves from our office pursuant to the terms of the Master Accounts Receivable Purchase and Security Agreement and applicable Schedules or Base Certificates.

They are as follows:

CHECK ONE

________ 1) Client pick up

________ 2) Direct wiring of funds to Client account - charge of $30.00 per wire will be deducted from Client's Reserve account or funding.

________ 3) Federal Express our check to your address - charge of $20.00 per check will be deducted from Client's Reserve account or funding.

________ 4) Regular U.S. Mail our check to your address.


Please indicate your choice above, place your signature below and return to us as soon as possible.

NEW HORIZON CAPITAL, LLC                    ONESOURCE TECHNOLOGIES, INC.

--------------------------------            ---------------------------------
Signature                                   Signature

Eric Atencio, Co-Managing Member            Michael Hirschey, CEO

Date: ___________________________           Date: ____________________________

                            New Horizon Capital, LLC

                    Client Wire Remittance Authorization Form



Client Name: ONESOURCE TECHNOLOGIES, INC.            Date:    July 3, 2003
             ----------------------------                     ------------


I hereby authorize New Horizon Capital, LLC to wire funds to the following account:

Bank Name:
           ------------------------------------------------------------

ABA #:
       -------------------------------------

Secondary ABA #(if applicable):

Account #:
           ------------------------------------------

Account Name:
              ------------------------------------------------

Other Information:
                   ----------------------------------------------------

                   ----------------------------------------------------

By:
    -------------------------------------------------

Title:
       ----------------------------------------------





-------------------------------------------------------------------------------

For NHC Use Only:

Credit:           Ops:                Finance:
        ---------      -------------           ------------------